UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 5, 2026

reAlpha Tech Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41839	86-3425507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6515 Longshore Loop, Suite 100, Dublin, OH 43017

(Address of principal executive offices and zip code)

(707) 732-5742

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 5, 2026, reAlpha Tech Corp. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the beginning of the Annual Meeting, there were 3,083,222 shares of the Company’s common stock (on an as-converted basis) present or represented by proxy at the Annual Meeting, consisting of (i) 3,072,764 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) 10,458 shares of Common Stock underlying the Company’s series A convertible preferred stock, par value $0.001 per share (the “Series A Preferred Stock”), which represented approximately 51.24% of the voting power of the Company’s outstanding shares of voting stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of Common Stock were entitled to cast one vote per share, and the holder of Series A Preferred Stock was entitled to cast a number of votes equal to the number of shares of Common Stock into which such shares of Series A Preferred Stock were convertible, or 10,458 votes, in each case as of the close of business on September 11, 2026. Summarized below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. The six (6) proposals below are each described in more detail in the definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on September 25, 2026, as supplemented on October 21, 2026.

Proposal 1. Election of Directors.

Nominee Name	For	Withheld	Broker Non-Votes
Giri Devanur	1,861,169	213,856	1,008,197
Michael J. Logozzo	1,876,612	198,413	1,008,197
Dimitrios Angelis	1,860,458	214,567	1,008,197
Prabhu Antony	1,879,424	195,601	1,008,197
Balaji Swaminathan	1,878,424	196,601	1,008,197

Each of the five nominees for director was elected to serve as a director until the election and qualification of his successor or until his earlier death, resignation, or removal.

Proposal 2. Ratification of GBQ Partners, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstentions
2,974,523	63,413	45,284

There were no broker non-votes on this proposal.

The Company’s stockholders ratified the appointment of GBQ Partners, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal 3. Approval of an amendment to the Company’s second amended and restated certificate of incorporation, as amended, to, at the discretion of the Company’s board of directors (the “Board”), effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock, at any time prior to the one-year anniversary date of the approval by the stockholders of such proposal, at a ratio ranging from one-for-two (1:2) to one-for-fifty (1:50), with the exact ratio to be set within that range at the discretion of the Board without further approval or authorization of the Company’s stockholders (the “Reverse Stock Split Proposal”).

For	Against	Abstentions
2,520,274	467,007	95,941

There were no broker non-votes on this proposal.

The Company’s stockholders approved the Reverse Stock Split Proposal.

Proposal 4. Approval, for purposes of complying with Nasdaq Listing Rules 5635(a) and 5635(d), of the issuance of shares of Common Stock in excess of 19.99% of the Company’s issued and outstanding Common Stock immediately prior to the execution of that certain Agreement and Plan of Merger, dated as of November 21, 2025, relating to the Company’s merger with Prevu, Inc. (“Prevu,” and such merger, the “Prevu Merger”) (such proposal, the “Prevu Nasdaq 20% Issuance Proposal”).

For	Against	Abstentions	Broker Non-Votes
1,255,725	89,148	114,583	1,008,197

In accordance with the Nasdaq Listing Rules, the former stockholders of Prevu that received shares of Common Stock as consideration in the Prevu Merger were not entitled to vote on this proposal, and the votes reported above exclude the aggregate number of shares of Common Stock received by such stockholders in connection with the Prevu Merger. The Company’s stockholders approved the Prevu Nasdaq 20% Issuance Proposal.

Proposal 5. Approval, for purposes of complying with Nasdaq Listing Rules 5635(a) and 5635(d), of the issuance of shares of Common Stock in excess of 19.99% of the Company’s issued and outstanding Common Stock immediately prior to the execution of that certain Amended and Restated Agreement and Plan of Merger, dated as of August 17, 2026, in connection with the Company’s merger with InstaMortgage Inc. (“InstaMortgage,” and such merger, the “InstaMortgage Merger”) (such proposal, the “InstaMortgage Nasdaq 20% Issuance Proposal,” and together with the Prevu Nasdaq 20% Issuance Proposal, the “Nasdaq 20% Issuance Proposals”).

For	Against	Abstentions	Broker Non-Votes
1,804,416	52,222	98,483	1,008,197

In accordance with the Nasdaq Listing Rules, the former stockholders of InstaMortgage that received shares of Common Stock as consideration in the InstaMortgage Merger were not entitled to vote on this proposal, and the votes reported above exclude the aggregate number of shares of Common Stock received by such stockholders in connection with the InstaMortgage Merger. The Company’s stockholders approved the InstaMortgage Nasdaq 20% Issuance Proposal.

Proposal 6. Approval to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal and/or the Nasdaq 20% Issuance Proposals, or in the absence of a quorum (the “Adjournment Proposal”).

For	Against	Abstentions	Broker Non-Votes
2,622,668	163,067	85,221	0

There were no broker non-votes on this proposal.

The Company’s stockholders approved the Adjournment Proposal, but such adjournment was not necessary in light of the approval of the Reverse Stock Split Proposal and the Nasdaq 20% Issuance Proposals at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2026	reAlpha Tech Corp.

	By:	/s/ Michael J. Logozzo
Michael J. Logozzo
Chief Executive Officer

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